Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
19. Discontinued Operations
During the fourth quarter of 2010, the Company completed the sales of its indirect wholly-owned subsidiaries Hartford Investments Canada Corporation (“HICC”) and Hartford Advantage Investment, Ltd. (“HAIL”). The Company recognized a net realized capital gain of $41, after-tax, on the sale of HICC and a net realized capital loss of $4, after-tax, on the sale of HAIL. HICC was previously included in the Mutual Funds reporting segment and HAIL was included in the Runoff reporting segment. The Company does not expect these sales to have a material impact on the Company’s future earnings.
The following table presents the combined amounts related to the operations of HICC and HAIL, which have been reflected as discontinued operations in the Consolidated Statements of Operations.

	For the years ended December 31,
	2010	2009
Revenues
Fee income and other	$36	$29
Net realized capital losses	—	(1)
Total revenues	36	28
Benefits, losses and expenses
Insurance operating and other expenses	28	24
Amortization of deferred policy acquisition costs and present value of future profits	17	11
Total benefits, losses and expenses	45	35
Loss before income taxes	(9)	(7)
Income tax benefit	(3)	(2)
Loss from operations of discontinued operations, net of tax	(6)	(5)
Net realized capital gain on disposal, net of tax	37	—
Income (loss) from discontinued operations, net of tax	$31	$(5)